UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 9, 2024
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition

DENTSPLY SIRONA Inc. (the “Company”) is providing preliminary unaudited selected results for the full year 2023 to facilitate the Company’s participation in the 42nd Annual J.P. Morgan Healthcare Conference on January 10, 2024 (the "Conference"). Based on preliminary financial information, the Company anticipates its estimated net sales for the year ended December 31, 2023 will be at or above the high end of its previously provided outlook range of $3.90 billion to $3.94 billion and reaffirms preliminary expectations for adjusted earnings per share (“EPS”) to be in the range of $1.80 to $1.85. The Company further expects to report year-over-year sales growth in its Essential Dental Solutions, Wellspect Healthcare, and Orthodontic and Implant Solutions segments, partially offset by declines in its Connected Technology Solutions segment. The Company also reaffirms its expectations for double-digit adjusted EPS growth in 2024. The Company does not provide forward-looking or preliminary estimates of adjusted EPS on a GAAP basis as certain information needed to prepare adjustments is not yet available and cannot be reasonably estimated. A description of the adjustments typically made to compute adjusted EPS can be found in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 2, 2023.

The preliminary 2023 estimates for net sales and adjusted EPS are based on management's preliminary assessment of operations for the year ended December 31, 2023. The Company expects to issue full financial results for the fourth quarter and fiscal year 2023 on or around February 29, 2024.

This presentation is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2023. The presentation is being announced by a widely disseminated press release and will be made available to the public by webcast. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

During the Conference, representatives of the Company will present the materials attached as Exhibit 99.2. A copy of the presentation is being furnished as Exhibit 99.2 to this report.

The information furnished pursuant to Item 2.02 and Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	DENTSPLY SIRONA Inc. Press Release Issued January 9, 2024
99.2	DENTSPLY SIRONA Inc. J.P. Morgan Conference Presentation, dated January 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Forward-Looking Statements

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent current expectations and beliefs and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors, including those described in the section titled “Risk Factors” in Dentsply Sirona’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and in other documents that we file with the Securities and Exchange Commission. No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Senior Vice President, Corporate Development,
General Counsel and Secretary

Date: January 9, 2024